UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 16, 2004

IAC/INTERACTIVECORP
(Exact name of Registrant as specified in charter)

Delaware

0-20570

59-2712887

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

152 West 57th Street, New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.             DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 16, 2004, Dr. John C. Malone and Mr. Robert R. Bennett resigned from the IAC/InterActiveCorp Board of Directors.  Dr. Malone and Mr. Bennett are each directors of Liberty Media Corporation, and because QVC was acquired by Liberty, and QVC and Home Shopping Network, a subsidiary of IAC, are in similar businesses, IAC and Liberty agreed it would be best for Dr. Malone and Mr. Bennett to resign to avoid any potential antitrust or other regulatory concerns.  Under a contractual relationship, Liberty has the right to designate two nominees to fill the existing vacancies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IAC/INTERACTIVECORP

By:	/s/	Gregory R. Blatt
Name:		Gregory R. Blatt
Title:		Senior Vice President and General Counsel

Date: September 17, 2004